Exhibit 99.1

NEWS RELEASE

CONTACTS:
Media:	Patrick Cassidy	(713) 296-6100
	John Roper	(281) 302-2646
	Bill Mintz	(713) 296-7276

Investors:	Brady Parish	(713) 296-6472
	Castlen Kennedy	(713) 296-7189

Website:	www.apachecorp.com

APACHE’S DRILLING PROGRAM, NEW TAKEAWAY CAPACITY

FUEL RECORD THIRD-QUARTER PRODUCTION IN PERMIAN AND CENTRAL REGIONS

Houston, Nov. 1, 2012 – Apache Corporation (NYSE, Nasdaq: APA) said today that higher rig counts and new infrastructure contributed to record production from Permian and Anadarko Basin operations.

For the three-month period ending Sept. 30, 2012, Apache reported production of 771,000 barrels of oil equivalent per day, up approximately 18,300 boepd, or 2.4 percent, from the same period in the prior year. Deferred production impacted third-quarter 2012 volumes by an estimated 25,000 boepd.

Apache’s third-quarter 2012 earnings totaled $161 million, or 41 cents per diluted common share, reflecting the impact of a $539 million non-cash, after-tax write-down in the carrying value of its properties in Canada resulting from lower natural gas prices. For the same period last year, Apache reported earnings of $983 million, or $2.50 per diluted share.

Apache’s adjusted earnings,* which exclude the write-down and certain other items that impact the comparability of operating results, totaled $861 million, or $2.16 per diluted common share, in the third quarter as the impact of higher production was offset in part by lower prices for natural gas and natural gas liquids. In the prior-year period, Apache reported adjusted earnings of $1.16 billion, or $2.95 per share. Cash from operations before changes in operating assets and liabilities* totaled $2.42 billion in the third quarter, down from $2.69 billion in the prior-year period.

APACHE’S THIRD QUARTER RESULTS; RECORD PRODUCTION IN PERMIAN/CENTRAL REGIONS – ADD 1

“We are continuing to add drilling rigs and accelerate activity in the Permian and Anadarko basins. Today, we are running 56 rigs in these regions with plans to expand throughout next year. All are drilling oil and liquids-rich targets and more than half are drilling horizontal wells. Production in these two regions increased 30 percent from a year ago, accounting for nearly a quarter of Apache’s overall production compared with less than a fifth in third-quarter 2011. We expect this growth trajectory to continue well into the future,” said G. Steven Farris, chairman and chief executive officer.

Apache’s production from the Permian Basin and Central regions totaled 183,961 boepd for third quarter 2012, which includes a full three-month’s contribution from Cordillera assets acquired earlier in the year. For the same period in 2011, the two regions produced 141,020 boepd.

“Another contributor to our growth was securing additional take-away capacity, which we’ve done with new infrastructure projects,” Farris said. “Our joint-venture gas plant at the Deadwood Field in West Texas became fully operational during the third quarter, processing more than 50 million cubic feet per day. We also installed a nine-mile pipeline in our Bivins Ranch area in the Texas Panhandle. The line is currently transporting 3.3 MMcf of associated gas per day and will enable us to continue to develop the area well beyond its present rate of 5,000 barrels of oil per day. Both projects can be expanded with production growth. We continue to pursue marketing arrangements aggressively to move our production and enhance margins.

“We’re committed to growth through the drill bit across our portfolio, and Apache has nearly 100 rigs operating worldwide right now. With drilling activity and production on the rise, we look forward to concluding 2012 with our strongest quarter of the year,” he said.

The company’s balanced portfolio of North American and international assets, as well as oil and gas producing properties, helped to stabilize the effects of volatile prices in the commodity markets.

APACHE’S THIRD QUARTER RESULTS; RECORD PRODUCTION IN PERMIAN/CENTRAL REGIONS – ADD 2

Worldwide, Apache received an average of $102.62 per barrel of oil, a slight increase from $101.71 per barrel in the prior-year period. Apache benefitted from higher price realizations on Dated Brent crude produced in the company’s Australia, North Sea and Egypt regions, and on sweet crude from the Gulf of Mexico regions. Apache received premium prices to the WTI index on approximately 70 percent of crude oil production.

Apache’s international regions saw natural gas price realizations increase on average 13 percent from the prior-year period to $4.21 per thousand cubic feet (Mcf). North American natural gas price realizations fell 27 percent from the same period a year ago to $3.51 per Mcf. International gas production represented 36 percent of Apache’s total gas volumes.

*Adjusted earnings and cash from operations before changes in operating assets and liabilities are non-GAAP measures. Please see reconciliations below. For supplemental and non-GAAP information, please go to http://www.apachecorp.com/financialinfo.

Apache to webcast conference call

Apache Corporation will discuss its third-quarter 2012 results at 1 p.m. Central time on Thursday, Nov. 1. The conference call will be webcast from Apache’s website www.apachecorp.com. The webcast replay will be archived on Apache’s website. The conference call will be available for delayed playback by telephone for one week beginning at approximately 4 p.m. on Nov. 1. To access the telephone playback, dial 855-859-2056 or 404-537-3406 for international calls. The conference access code is 42313953.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt, the United Kingdom North Sea, Australia and Argentina. Apache posts announcements, operational updates, investor information and copies of all press releases on its website www.apachecorp.com.

APACHE’S THIRD QUARTER RESULTS; RECORD PRODUCTION IN PERMIAN/CENTRAL REGIONS – ADD 3

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements include, but are not limited to, statements about future plans, expectations, and objectives for Apache’s operations including statements about our infrastructure projects, drilling plans and future production growth. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2011 Form 10-K and other public filings filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(In millions, except per share data)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES AND OTHER:
Oil and gas production revenues	$4,141	$4,282	$12,554	$12,515
Other	38	46	133	76

	4,179	4,328	12,687	12,591

COSTS AND EXPENSES:
Depreciation, depletion and amortization
Recurring	1,300	1,045	3,803	2,984
Additional	729	20	1,898	46
Asset retirement obligation accretion	60	39	172	114
Lease operating expenses	801	661	2,178	1,946
Gathering and transportation	86	72	235	221
Taxes other than income	167	244	627	663
General and administrative	124	112	384	327
Merger, acquisitions & transition	7	4	29	15
Financing costs, net	40	37	125	123

	3,314	2,234	9,451	6,439

INCOME BEFORE INCOME TAXES	865	2,094	3,236	6,152
Current income tax provision	544	473	1,729	1,692
Deferred income tax provision	141	619	174	1,065

NET INCOME	180	1,002	1,333	3,395
Preferred stock dividends	19	19	57	57

INCOME ATTRIBUTABLE TO COMMON STOCK	$161	$983	$1,276	$3,338

NET INCOME PER COMMON SHARE:
Basic	$0.41	$2.56	$3.29	$8.70
Diluted	$0.41	$2.50	$3.27	$8.49

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	391	384	388	384
Diluted	393	400	390	400

DIVIDENDS DECLARED PER COMMON SHARE	$0.17	$0.15	$0.51	$0.45

APACHE CORPORATION

SUMMARY OF CAPITAL COSTS INCURRED

(In millions)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
CAPITAL EXPENDITURES (1):
Exploration & Development Costs
United States	$1,422	$688	$3,608	$1,976
Canada	164	175	459	609

North America	1,586	863	4,067	2,585

Egypt	299	197	809	674
Australia	265	127	518	445
North Sea	283	197	703	618
Argentina	65	87	222	245
Other International	51	22	84	49

International	963	630	2,336	2,031

Worldwide Exploration & Development Costs	$2,549	$1,493	$6,403	$4,616

Gathering, Transmission and Processing Facilities
United States	$13	$9	$57	$9
Canada	52	29	138	113
Egypt	(22)	20	15	74
Australia	89	136	338	255
Argentina	3	3	12	7

Total Gathering, Transmission and Processing	$135	$197	$560	$458

Capitalized Interest	$90	$70	$241	$193

Capital Expenditures, excluding Acquisitions	$2,774	$1,760	$7,204	$5,267

Acquisitions	$59	$398	$3,421	$493

(1)	Accrual basis

APACHE CORPORATION

SUMMARY BALANCE SHEET INFORMATION

(In millions)

	September 30, 2012	December 31, 2011
Cash and Cash Equivalents	$318	$295
Other Current Assets	4,726	4,508
Property and Equipment, net	51,164	45,448
Goodwill	1,114	1,114
Other Assets	1,488	686

Total Assets	$58,810	$52,051

Short-Term Debt	$964	$431
Other Current Liabilities	4,426	4,532
Long-Term Debt	10,670	6,785
Deferred Credits and Other Noncurrent Liabilities	12,036	11,310
Shareholders' Equity	30,714	28,993

Total Liabilities and Shareholders' Equity	$58,810	$52,051

Common shares outstanding at end of period	391	384

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
OIL VOLUME – Barrels per day
Central	17,003	7,873	11,843	6,608
Permian	60,822	51,410	58,573	49,849
GOM Deepwater	6,982	6,155	6,342	5,859
GOM Shelf	38,573	45,057	42,242	45,442
GC Onshore	9,621	9,858	9,884	9,377

United States	133,001	120,353	128,884	117,135
Canada	15,075	13,027	15,311	14,040

North America	148,076	133,380	144,195	131,175

Egypt	97,546	103,289	98,648	103,913
Australia	28,191	39,400	29,690	38,248
North Sea	57,296	57,838	63,058	54,097
Argentina	9,885	9,461	9,701	9,577

International	192,918	209,988	201,097	205,835

Total	340,994	343,368	345,292	337,010

NATURAL GAS VOLUME – Mcf per day
Central	281,945	221,193	227,903	220,094
Permian	180,610	181,070	179,648	171,309
GOM Deepwater	41,267	43,596	45,333	53,557
GOM Shelf	266,415	331,251	299,897	343,200
GC Onshore	93,196	80,883	89,078	77,314

United States	863,433	857,993	841,859	865,474
Canada	604,442	619,897	617,530	633,031

North America	1,467,875	1,477,890	1,459,389	1,498,505

Egypt	329,793	376,259	354,856	368,898
Australia	215,317	187,852	217,053	183,470
North Sea	54,478	2,497	62,061	2,257
Argentina	213,745	223,929	216,399	209,206

International	813,333	790,537	850,369	763,831

Total	2,281,208	2,268,427	2,309,758	2,262,336

NGL VOLUME – Barrels per day
Central	8,305	1,961	5,271	1,156
Permian	20,739	12,733	16,613	11,645
GOM Deepwater	1,483	726	1,073	760
GOM Shelf	6,663	4,560	5,345	5,559
GC Onshore	1,886	1,939	2,083	1,881

United States	39,076	21,919	30,385	21,001
Canada	6,036	6,120	6,063	6,220

North America	45,112	28,039	36,448	27,221

Egypt	—	(4)	—	66
North Sea	1,470	14	1,797	5
Argentina	3,006	3,008	3,022	3,024

International	4,476	3,018	4,819	3,095

Total	49,588	31,057	41,267	30,316

BOE per day
Central	72,298	46,699	55,097	44,446
Permian	111,663	94,321	105,127	90,045
GOM Deepwater	15,343	14,148	14,971	15,545
GOM Shelf	89,639	104,825	97,570	108,201
GC Onshore	27,039	25,278	26,813	24,144

United States	315,982	285,271	299,578	282,381
Canada	121,851	122,463	124,296	125,765

North America	437,833	407,734	423,874	408,146

Egypt	152,512	165,995	157,791	165,461
Australia	64,078	70,708	65,866	68,826
North Sea	67,845	58,269	75,198	54,478
Argentina	48,515	49,790	48,790	47,471

International	332,950	344,762	347,645	336,236

Total	770,783	752,496	771,519	744,382

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
AVERAGE OIL PRICE PER BARREL
Central	$85.54	$84.55	$88.82	$90.09
Permian	87.49	86.67	90.71	91.19
GOM Deepwater	102.46	104.05	106.10	104.50
GOM Shelf	104.97	106.64	109.67	106.53
GC Onshore	104.02	102.69	108.76	103.53
United States (1)	93.38	93.86	96.53	94.05
Canada	82.92	88.34	85.96	92.77
North America (1)	92.32	93.32	95.41	93.91
Egypt (1)	113.72	110.96	112.02	111.02
Australia (1)	116.79	113.40	116.39	111.78
North Sea (1)	108.44	101.85	108.60	103.90
Argentina	73.44	69.27	76.36	65.08
International (1)	110.54	107.03	109.87	107.15
Total (1)	102.62	101.71	103.83	102.00
AVERAGE NATURAL GAS PRICE PER MCF
Central	$3.24	$4.67	$3.04	$4.60
Permian	3.07	5.35	3.20	5.21
GOM Deepwater	3.18	4.03	2.82	4.23
GOM Shelf	2.90	4.62	2.86	4.60
GC Onshore	2.95	4.60	2.70	4.63
United States (1)	3.63	5.06	3.63	5.02
Canada (1)	3.33	4.49	3.23	4.58
North America (1)	3.51	4.82	3.46	4.83
Egypt	4.04	4.60	3.86	4.61
Australia	4.76	2.88	4.45	2.71
North Sea	8.65	21.43	8.67	22.87
Argentina	2.78	2.74	2.84	2.57
International	4.21	3.71	4.10	3.65
Total (1)	3.76	4.44	3.70	4.43
AVERAGE NGL PRICE PER BARREL
Central	$24.28	$51.55	$27.74	$52.79
Permian	27.95	53.84	34.31	51.00
GOM Deepwater	30.24	54.95	33.40	48.41
GOM Shelf	31.10	53.44	33.71	48.17
GC Onshore	37.42	62.57	41.28	59.62
United States	28.25	54.36	33.51	51.03
Canada	31.01	46.93	35.02	44.47
North America	28.62	52.74	33.76	49.53
Egypt	—	—	—	66.37
North Sea	65.45	65.45	73.60	65.45
Argentina	16.25	26.45	21.15	28.20
International	32.41	26.62	40.71	29.06
Total	28.96	50.20	34.57	47.44

(1)	Prices reflect the impact of financial derivative hedging activities.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of income attributable to common stock to adjusted earnings:

The press release discusses Apache's adjusted earnings. Adjusted earnings exclude certain items that management believes affect the comparability of operating results and are meaningful for the following reasons:

•	Management uses adjusted earnings to evaluate the company's operational trends and performance relative to other oil and gas producing companies.

•

Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

•	The reconciling items below are the types of items management believes are frequently excluded by analysts when evaluating the operating trends and comparability of the company's results.

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Income Attributable to Common Stock (GAAP)	$161	$983	$1,276	$3,338
Adjustments:
Canada proved property write-down, net of tax	539	—	1,409	—
U.K. decommissioning tax rate adjustment	118	—	118	—
Unrealized foreign currency fluctuation impact on deferred tax expense	39	(99)	40	(68)
Merger, acquisitions & transition, net of tax	4	2	17	9
U.K. tax rate increase	—	274	—	218

Adjusted Earnings (Non-GAAP)	$861	$1,160	$2,860	$3,497

Net Income per Common Share – Diluted (GAAP)	$0.41	$2.50	$3.27	$8.49
Adjustments:
Canada proved property write-down, net of tax	1.33	—	3.49	—
U.K. decommissioning tax rate adjustment	0.30	—	0.30	—
Unrealized foreign currency fluctuation impact on deferred tax expense	0.10	(0.25)	0.11	(0.17)
Merger, acquisitions & transition, net of tax	0.02	0.01	0.05	0.02
U.K. tax rate increase	—	0.69	—	0.55

Adjusted Earnings Per Share – Diluted (Non-GAAP)	$2.16	$2.95	$7.22	$8.89

Reconciliation of net cash provided by operating activities to cash from operations before changes in operating assets and liabilities:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$1,623	$2,447	$6,422	$7,171
Changes in operating assets and liabilities	793	241	1,020	399

Cash from operations before changes in operating assets and liabilities	$2,416	$2,688	$7,442	$7,570